UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Church & Dwight Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 29, 2021.

CHURCH & DWIGHT CO., INC.

CHURCH & DWIGHT CO., INC.
PRINCETON SOUTH CORPORATE PARK
500 CHARLES EWING BOULEVARD
EWING, NJ 08628

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 2, 2021
Date: April 29, 2021 **Time:** 12:00 p.m. EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CHD2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CHD2021 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D34614-P50759

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
2020 ANNUAL REPORT TO STOCKHOLDERS

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
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2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/CHD2021*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D34615-P50759

Voting Items

The Board of Directors recommends that you vote FOR the following nominees:

1. Election of ten nominees to serve as directors for a term of one year;

   Nominees:

   1a. James R. Craigie

   1b. Matthew T. Farrell

   1c. Bradley C. Irwin

   1d. Penry W. Price

   1e. Susan G. Saideman

   1f. Ravichandra K. Saligram

   1g. Robert K. Shearer

   1h. Janet S. Vergis

   1i. Arthur B. Winkleblack

   1j. Laurie J. Yoler

The Board of Directors recommends that you vote FOR the following proposals:

2. An advisory vote to approve compensation of our named executive officers;

3. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to remove the requirement for holders of two-thirds of our outstanding stock to fill vacancies on the Board of Directors;

4. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to remove the requirement to have holders of two-thirds of our outstanding stock approve certain mergers, consolidations or dispositions of substantial assets;

5. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to remove certain procedural provisions that will no longer be required once the Board is fully declassified;

6. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.

To act on such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

D34616-P50759